================================================================================


                               Managed Municipals
                                 Portfolio Inc.



                                  Annual Report

                                  May 31, 1998

                                     [LOGO]

================================================================================

                                     [LOGO]

                               Managed Municipals
                                 Portfolio Inc.

                                  May 31, 1998

================================================================================

Dear Shareholder:

     We are pleased to provide the annual report for the Managed Municipal Portfolio Inc. ("Portfolio") for the period ended May 31, 1998. Over the one-year period covered by this report, the Portfolio distributed income dividends totaling $0.61 per share. The table below shows the annualized distribution rate and one year total return based on the Portfolio's May 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

                    Price            Annualized            One-Year
                  Per Share      Distribution Rate*      Total Return
                  ---------      ------------------      ------------
              $12.37 (NAV)              4.85%               12.14%
              $11.00 (NYSE)             5.45%                2.08%

     In comparison, general closed-end municipal bond funds posted an average total return on NAV of 12.42% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

     The past year under review has seen a clear dichotomy develop between domestic and international pressures on the bond markets. Recently, the weakness in Southeast Asia has kept inflationary pressures low and has provided a soft economic backdrop, which in turn has helped to support bond prices. With respect to the U.S. economy, the data has been quite different and indicates powerful economic growth, tight labor markets and some signs of higher inflationary pressures. These conditions would normally point to a Federal Reserve Board ("Fed") tightening of short-term interest rates and weakening bond prices. However, Asia's


----------
* This distribution assumes that the current monthly income dividend rate rate of $0.05 per share will be paid for twelve months.

------------------------------------[LOGO]--------------------------------------
problems have put Fed monetary policy temporarily on hold and have created a classic standoff between the bulls and the bears. Some investors may perceive this standoff as relative calm in a market that is actually more turbulent than it may appear. While the market may seem calm on the surface, pressures from both viewpoints are building. We expect that one side will ultimately prevail and become dominant, probably before the end of the year. In our opinion, current domestic concerns should outweigh foreign considerations among Fed policy-makers.

Investment Strategy

     The yield curve has become extremely flat in the last few months. (The yield curve shows the difference between short- and long-term yields.) That means there is little extra yield being offered by owning longer maturity bonds and taking on the added risks of higher interest rate volatility.

     We have attempted to increase the Portfolio's average coupon rates and decrease its average maturity from where we were last year. (Coupon is the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value. Average maturity is a dollar weighted average maturity of bonds contained in the portfolio.) While this may be a more conservative investment strategy, for us it appears to be a rare opportunity to come in shorter on the yield curve in the municipal bond market without any appreciable sacrifice in the income stream. With today's low interest rates, we think our strategy is prudent.

     As of May 31, 1998, approximately 85% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service or Moody's Investor Service Inc., with about 54% of the Portfolio invested in AAA/Aaa bonds, the highest rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) The Portfolio's largest holdings are concentrated in hospital bonds (14.5%), transportation bonds (12.4%) and utility bonds (11.7%) because we believed they offer good relative values.


------------------------------------[LOGO]--------------------------------------

Municipal Bond Market Outlook

     Municipal bonds today trade at approximately 90% of 30-year U.S. Treasury bonds, which is an extremely attractive after tax spread. U.S. Treasury bond rates have been pushed down by several forces, but most recently by foreign capital exiting Asia in a "flight to quality". Because these foreign investors do not gain any benefit from tax-exempt income, municipal bonds have not appreciated as much as U.S. Treasurys of late. It also means that when the tide turns, the Fund's currently more defensive investment strategy should hold us in good stead in any future market sell-off.

     We have also seen a significant increase in the volume of new issues in the municipal bond market taking advantage of historically low interest rates. We believe the municipal market is comparatively inexpensive and provides us with a broad spectrum of securities to choose from. For us, that means the issues we will consider will probably remain high in credit quality and somewhat shorter in maturity than in past market cycles.

     In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals.

     Sincerely,






/s/ Heath B. McLendon             /s/ Joseph P. Deane

Heath B. McLendon                 Joseph P. Deane
Chairman                          Vice President and
                                  Investment Officer



June 30, 1998

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                                       3

================================================================================
                             Schedule of Investments
                                  May 31, 1998
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================

====================================
 MUNICIPAL BONDS AND NOTES -- 100.0%
====================================
California -- 12.7%
$   4,540,000   Baa3*   California Educational Facilities Authority
                          Revenue, (Pooled College & University
                          Projects), Series A, 5.625% due 7/1/23       $  4,591,075
    4,000,000   Aaa*    California Health Facilities Finance Authority
                          Revenue, Stanford Health Care, Series A,
                          5.000% due 11/15/18                             3,940,000
    1,000,000   AAA     California State Public Works Board, Lease
                          Revenue, Department of Corrections,
                          California Prison, AMBAC-Insured,
                          5.250% due 1/1/21                               1,006,250
    2,755,000   AA      California Statewide Community Development
                          Authority, COP, (St. Joseph Health System),
                          5.250% due 7/1/21                               2,751,556
    1,000,000   AAA     Campbell, CA Unified School District, GO,
                          FGIC-Insured, 5.000% due 8/1/17                   991,250
    2,000,000   AAA     Los Angeles, CA Public Works, Financing
                          Authority Lease Revenue, Multiple Capital
                          Projects, Series A, AMBAC-Insured,
                          5.125% due 6/1/17                               2,007,500
    3,300,000   A-      Los Angeles, CA Regional Airport Improvement
                          Corp., Los Angeles International Airport
                          Lease Revenue, 6.500% due 1/1/32(a)             3,436,125
                        Los Angeles County, CA Metropolitan,
                          Transportation Authority, Sales Tax Revenue,
                          MBIA-Insured:
    7,700,000   AAA          5.250% due 7/1/17                            7,834,750
    3,000,000   AAA          5.250% due 7/1/18                            3,037,500
                        Metropolitan Water District, Southern
                          California Waterworks Revenue Refunding:
                             Series A:
    3,000,000   AA             5.000% due 7/1/16                          2,985,000
    1,500,000   AA             5.000% due 7/1/18                          1,481,250
    7,500,000   AAA          Series B, MBIA-Insured, 4.750% due 7/1/21    7,106,250
    3,140,000   AAA     Rancho Mirage, CA Redevelopment Agency,
                          Tax Allocation Refunding, (1984 Project),
                          Series A, MBIA-Insured, 5.000% due 4/1/24       3,077,200

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
California -- 12.7% (continued)
$   4,250,000   AAA     Riverside County, CA COP, (1997 Lease
                          Refunding Project), MBIA-Insured,
                          5.125% due 11/1/17                           $  4,271,250
                        Sacramento County, CA COP,
                          (Public Facilities Project):
    3,500,000   AAA          AMBAC-Insured, 4.750% due 10/1/27            3,294,375
    2,750,000   AAA          MBIA-Insured, 5.375% due 2/1/19              2,801,563
-----------------------------------------------------------------------------------
                                                                         54,612,894
-----------------------------------------------------------------------------------
Colorado -- 13.4%
                        Arapahoe County, CO Capital Improvement,
                          Public Highway Authority:
    5,270,000   AAA          E-470 Public Highway Authority, Series A,
                               MBIA-Insured, 5.000% due 9/1/21            5,151,425
    3,000,000   AAA*         Pre-Refunded -- Escrowed with U.S.
                               government securities to 8/31/05
                               Call @ 103, 7.000% due 8/31/26(b)          3,577,500
                        Colorado Health Facilities Authority Revenue:
    2,500,000   AAA       Sisters of Charity Leavenworth,
                             MBIA-Insured, 5.125% due 12/1/18             2,493,750
    3,555,000   AA        Catholic Health Initiatives, Series A,
                             5.000% due 12/1/18                           3,488,344
    2,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                          Series A, 7.000% due 1/1/22(a)                  2,187,500
   60,000,000   AAA*    Dawson Ridge, CO Metropolitan District No. 1,
                          Series B, (Escrowed to Maturity with Refco
                          Strips), zero coupon due 10/1/22               16,350,000
                        Denver, CO City & County Airport Revenue,
                          Series C:
    3,155,000   Baa1*        6.750% due 11/15/22(a)(b)                    3,423,175
   10,165,000   Baa1*        6.125% due 11/15/25(a)                      10,622,425
    8,160,000   NR           Escrowed to Maturity with U.S. government
                               securities, 6.125% due 11/15/25(a)(c)      9,220,800
      845,000   AAA*         Pre-Refunded-- Escrowed with U.S.
                               government securities to 11/15/02
                               Call @ 102, 6.750% due 11/15/22(a)           944,288
-----------------------------------------------------------------------------------
                                                                         57,459,207
-----------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
Connecticut -- 0.3%
$   1,200,000   AA-     Connecticut State Community Development
                          Authority, Special Obligation, Series A,
                          5.550% due 12/15/15                          $  1,255,500
-----------------------------------------------------------------------------------
Florida -- 3.2%
    2,480,000   AAA     Florida State Turnpike Authority Revenue
                          Refunding, FGIC-Insured, 5.000% due 7/1/16      2,461,400
    5,000,000   BBB-    Martin County, FL IDA, (Indiantown
                          Cogeneration Project), Series A,
                          7.875% due 12/15/25(a)                          5,818,750
                        Tampa, FL Revenue Bonds,
                          (Florida Aquarium Inc. Project):
    2,800,000   NR           7.550% due 5/1/12(d)                         3,189,125
    2,000,000   NR           7.750% due 5/1/27(b)                         2,292,500
-----------------------------------------------------------------------------------
                                                                         13,761,775
-----------------------------------------------------------------------------------
Hawaii -- 0.9%
    4,010,000   AAA     Hawaii State GO, Series CP, FGIC-Insured,
                          5.000% due 10/1/15                              3,979,925
-----------------------------------------------------------------------------------
Illinois -- 1.4%
    2,000,000   AAA*    Illinois Health Facilities Authority Revenue,
                          Memorial Health Systems, MBIA-Insured,
                          5.250% due 10/1/18                              2,015,000
    4,000,000   AAA     Illinois State GO, FGIC-Insured,
                          5.250% due 12/1/20                              4,050,000
-----------------------------------------------------------------------------------
                                                                          6,065,000
-----------------------------------------------------------------------------------
Indiana -- 1.3%
    5,000,000   Aa3*    Indiana Port Commission Revenue Refunding
                          Project, (Cargill Inc. Project),
                          6.875% due 5/1/12(b)                            5,500,000
-----------------------------------------------------------------------------------
Louisiana -- 1.4%
    5,500,000   Aa3*    Saint Martin Parish, LA Industrial Revenue,
                          (Cargill Inc. Project), 6.625% due 10/1/12      6,015,625
-----------------------------------------------------------------------------------
Maryland -- 0.7%
   10,000,000   NR      Maryland State Energy Financing Administration,
                          Solid Waste Disposal Revenue, Limited
                          Obligation, (Hagerstown Project),
                          9.000% due 10/15/16(b)(e)                       3,100,000
-----------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================

Massachusetts -- 2.7%
$   2,000,000   AAA     Massachusetts State Housing Finance Agency,
                          Housing Development, Series B,
                          MBIA-Insured, 5.300%, 12/1/17                $  2,015,000
   10,000,000   NR      Massachusetts State Industrial Finance
                          Authority, Solid Waste Disposal Revenue,
                          Massachusetts Recycling Association,
                          Series A, 9.000% due 8/1/16(b)(e)               3,750,000
                        Massachusetts State Water Resource Authority,
                          MBIA-Insured:
    4,000,000   AAA          Series B, 5.000% due 12/1/25                 3,900,000
    2,000,000   AAA          Series C, 5.250% due 12/1/20                 2,010,000
-----------------------------------------------------------------------------------
                                                                         11,675,000
-----------------------------------------------------------------------------------
Michigan -- 7.2%
    1,675,000   AA+     Michigan Municipal Bond Authority Revenue,
                          State Revolving Fund, 5.125% due 10/1/20        1,677,094
                        Michigan State Hospital Finance Authority
                          Revenue Refunding:
    2,000,000   AAA          Detriot Medical Group, Series A,
                               MBIA-Insured, 5.250% due 8/15/27           1,997,500
    1,000,000   AAA          Oakwood Obligation Group, Series A,
                               FSA-Insured, 5.000% due 8/15/18              980,000
    8,000,000   NR      Michigan State Strategic Fund Resources
                          Recovery, Limited Obligation Revenue,
                          Central Wayne Energy Recovery,
                          Series A, 7.000% due 7/1/27(a)                  8,030,000
   16,375,000   NR      Midland County, MI Education Development
                          Corp., PCR, Limited Obligation, Series B,
                          9.500% due 7/23/09(a)(b)                       18,012,500
-----------------------------------------------------------------------------------
                                                                         30,697,094
-----------------------------------------------------------------------------------
Minnesota -- 1.1%
    2,500,000   Aa3*    Duluth, MN Seaway Port Authority, IDA,
                          Dock & Wharf Revenue, (Cargill Inc. Project),
                          6.800% due 5/1/12                               2,734,375
      525,000   A2*     Minnesota State Higher Education Facilities
                          Authority Revenue, University St. Thomas
                          Education, Series 3, 5.375% due 4/1/18            532,219
    1,250,000   AA+     Minnesota State Housing Financing Agency,
                          Single-Family Mortgage, Series I,
                          5.500% due 1/1/17                               1,282,812
-----------------------------------------------------------------------------------
                                                                          4,549,406
-----------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

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                                       7

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
Missouri -- 0.6%
$   1,000,000   AAA     Fenton, MO COP, Capital Improvement
                          Projects, MBIA-Insured, 5.125% due 9/1/17    $  1,001,250
    1,575,000   AAA     St. Louis, MO Board of Education, GO,
                          Missouri Direct Deposit Program, Series B,
                          FGIC-Insured, 5.000% due 4/1/16                 1,565,156
-----------------------------------------------------------------------------------
                                                                          2,566,406
-----------------------------------------------------------------------------------
Montana -- 1.9%
    8,000,000   NR      Montana State Board Investment Resource
                          Recovery, (Yellowstone Energy Project),
                          7.000% due 12/31/19                             8,130,000
-----------------------------------------------------------------------------------
New Jersey -- 2.0%
    5,200,000   A+      Hudson County, NJ Improvement Authority,
                          6.625% due 8/1/25                               5,661,500
    2,830,000   AAA     Middlesex County, NJ COP, MBIA-Insured,
                          5.200% due 6/15/18                              2,868,913
-----------------------------------------------------------------------------------
                                                                          8,530,413
-----------------------------------------------------------------------------------
New York -- 9.4%
                        Long Island Power Authority, NY Electric
                          Systems Revenue, Series A:
    8,000,000   AAA          FSA-Insured, 5.000% due 12/1/18              7,860,000
    3,000,000   A-           5.500% due 12/1/29                           3,030,000
    1,500,000   A2*     New York City Municipal Water Financing
                          Authority, Water & Sewer System Revenue,
                          Series A, 5.125% due 6/15/21                    1,483,125
    2,000,000   AAA     New York City Transitional Finance Authority
                          Revenue, Future Tax Secured, Series C,
                          FGIC-Insured, 5.000% due 5/1/17                 1,975,000
    1,090,000   AAA     New York State Dormitory Authority Lease
                          Revenue, Health Facilities Improvement
                          Program, Series A, FSA-Insured,
                          5.500% due 5/15/16                              1,137,688
                        New York State Dormitory Authority Revenue:
    1,000,000   AAA       City University Systems, Series A,
                             FGIC-Insured, 5.000% due 7/1/16                990,000
    4,000,000   AAA     Mental Health Services Facilities Improvement,
                             Series D, FSA-Insured, 5.125% due 8/15/17    4,010,000
    6,000,000   AAA       Montefiore Medical Center, AMBAC-Insured,
                             5.250% due 2/1/15                            6,097,500
    5,000,000   A-        State University Educational Facilities,
                             5.000% due 5/15/14                           4,993,750

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
New York -- 9.4% (continued)
$   3,000,000   AAA     New York State Local Government Assistance
                          Corp. Refunding, Series B, MBIA-Insured,
                          4.875% due 4/1/20                            $  2,906,250
    1,000,000   AAA     New York State Medcare Mental Health
                          Services, FGIC-Insured, 5.250% due 2/15/19      1,003,750
    5,000,000   Aa3*    Triborough Bridge & Tunnel Authority of NY,
                          General Purpose, Series A, 5.000% due 1/1/24    4,881,250
-----------------------------------------------------------------------------------
                                                                         40,368,313
-----------------------------------------------------------------------------------
Ohio -- 4.3%
    2,000,000   AAA     Akron, OH Economic Development Revenue,
                          MBIA-Insured, 5.000% 12/1/18                    1,980,000
    1,000,000   AAA     Cleveland-Cuyahoga County, OH Port Authority
                          Revenue, Rock & Roll Hall of Fame,
                          AMBAC-Insured, 5.400% due 12/1/15               1,031,250
    6,360,000   AAA     Cuyahoga County, OH Hospital Revenue
                          Refunding, (Metrohealth System), Series A,
                          MBIA-Insured, 5.125% due 2/15/14                6,415,650
    2,000,000   AAA     Ohio State Higher Educational Facilities
                          Community Revenue, (University Dayton
                          Project), AMBAC-Insured, 5.350% due 12/1/17     2,067,500
    1,645,000   AAA     Ohio State Water Development Authority
                          Revenue, Fresh Water Series A, FSA-Insured,
                          5.000% due 6/1/16                               1,630,606
    5,320,000   AAA     Portage County, OH GO, MBIA-Insured,
                          5.250% due 12/1/17                              5,399,800
-----------------------------------------------------------------------------------
                                                                         18,524,806
-----------------------------------------------------------------------------------
Pennsylvania -- 3.3%
    1,000,000   AAA     Allegheny County, PA Airport Revenue,
                          Pittsburgh International Airport, Series B,
                          MBIA-Insured, 5.000% due 1/1/19                   982,500
    6,000,000   AAA     Altoona, PA City Authority, Water Revenue,
                          FGIC-Insured, 5.000% due 11/1/19                5,895,000
    2,865,000   Aaa*    Delaware County, PA Authority Revenue,
                          Villanova University, Series A,
                          MBIA-Insured, 5.000% due 12/1/18                2,825,606
    3,500,000   AAA     Montgomery County, PA Higher Education &
                          Health Authority Revenue, Holy Redeemer
                          Health, Series A, AMBAC-Insured,
                          5.250% due 10/1/17                              3,530,625

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================

Pennsylvania -- 3.3% (continued)
$   1,000,000   AAA     Pittsburgh, PA Water & Sewer Authority,
                          Water & Sewer System Revenue, Series C,
                          FSA-Insured, 5.000% due 9/1/17               $    988,750
-----------------------------------------------------------------------------------
                                                                         14,222,481
-----------------------------------------------------------------------------------
Puerto Rico -- 0.5%
    2,000,000   AAA     Puerto Rico Commonwealth Infrastructure
                          Financing Authority, AMBAC-Insured,
                          5.000% due 7/1/16                               2,007,500
-----------------------------------------------------------------------------------
South Carolina -- 2.4%
    4,000,000   AAA     Lexington County, SC Health Services
                          District Inc., Hospital Revenue
                          Refunding & Improvement, FSA-Insured,
                          5.250% due 11/1/17                              4,060,000
    2,000,000   A3*     Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, 6.875% due 7/1/07            2,237,500
    4,140,000   AAA     Piedmont, SC Municipal Power Agency,
                          Electric Revenue Refunding, Series A,
                          MBIA-Insured, 4.875% due 1/1/16                 4,026,150
-----------------------------------------------------------------------------------
                                                                         10,323,650
-----------------------------------------------------------------------------------
Tennessee -- 0.3%
    1,150,000   NR      Hardeman County, TN Correctional Facilities
                          Corp., 7.750% due 8/1/17                        1,288,000
-----------------------------------------------------------------------------------
Texas -- 13.7%
    1,000,000   Aaa*    Amarillo, TX Health Facilities Corp.,
                          Baptist St. Anthony's Hospital Corp.,
                          FSA-Insured, 5.000%, due 1/1/22                   968,750
    3,990,000   Aaa*    Azle, TX ISD, GO, PSFG, Series C,
                          5.000% due 2/15/22                              3,910,200
    2,000,000   AAA     Bexar County, TX Health Facilities Development
                          Corp. Revenue, Baptist Health Systems,
                          Series A, MBIA-Insured, 5.250% due 11/15/27     2,000,000
    2,000,000   AAA     Brownsville, TX Utility Systems Revenue,
                          AMBAC-Insured, 5.250% due 9/1/20                2,012,500
                        Burleson, TX ISD GO, PSFG:
    1,160,000   Aaa*      6.750% due 8/1/24                               1,302,100
    2,840,000   NR        Pre-Refunded-- Escrowed with
                             U.S. government securities to 8/1/06
                             Call @ 100, 6.750% due 8/1/24(c)             3,305,050

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
Texas -- 13.7% (continued)
$   2,960,000   AA-     Fort Worth, TX Higher Education Financing
                          Corp., Higher Education Revenue,
                          (Texas Christian University Project),
                          5.000% due 3/15/14                           $  2,960,000
    1,000,000   AA      Harris County, TX Health Facilities
                          Development Corp. Revenue, School Health
                          Care Systems, Series B, 5.750% due 7/1/27       1,047,500
                        Harris County, TX Toll Road, GO:
    8,000,000   AAA       Sr. Lien, FGIC-Insured, 5.375% due 8/15/20      8,120,000
    5,185,000   AA        Sub. Lien, 5.125% due 8/15/16                   5,210,925
    2,000,000   AAA     Leander, TX ISD, GO, PSFG,
                          5.625% due 8/15/18                              2,040,840
    2,670,000   AAA     Manor, TX ISD, GO, Refunding, PSFG,
                          5.000% due 8/1/17                               2,636,625
    2,000,000   AAA     Nueces River Authority, Texas Water Supply
                          Facilities, FSA-Insured, 5.500% due 3/1/27      2,057,500
    2,975,000   AAA     Springtown, TX ISD, GO, Refunding, PSFG,
                          5.000% due 2/15/18                              2,934,094
                        Texas Water Development Board Revenue,
                          State Revolving Fund, Sr. Lien, Series B:
    3,000,000   AAA          5.000% due 7/15/14                           3,026,250
    1,000,000   AAA          5.000% due 7/15/15                           1,005,000
    5,000,000   AAA          5.000% due 7/15/16                           5,012,500
    8,000,000   AAA          5.000% due 7/15/19                           7,940,000
    1,510,000   AAA     West Texas Municipal Power Agency Revenue,
                          MBIA-Insured, 5.000% due 2/15/15                1,496,788
-----------------------------------------------------------------------------------
                                                                         58,986,622
-----------------------------------------------------------------------------------
Utah -- 0.9%
    4,000,000   A+      Intermountain Power Agency, Utah Power
                          Supply Revenue Refunding, Series D,
                          5.000% due 7/1/21                               3,905,000
-----------------------------------------------------------------------------------
Virginia -- 3.8%
    4,700,000   A2*     Harrisonburg, VA Redevelopment & Housing
                          Authority, (Jail & Courthouse Project), Public
                          Facilities Lease Revenue, 6.500% due 9/1/14     4,935,000
                        Virginia College Building Authority, Virginia
                          Educational Facilities Revenue,
                          21st Century College Program:
    3,590,000   AA           5.250% due 8/1/13                            3,702,187
    3,805,000   AA           5.250% due 8/1/14                            3,909,637

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
Virginia -- 3.8% (continued)
                        Virginia State HDA, Multi-Family Housing:
$   1,655,000   AA+       Series D, 6.250% due 1/1/15                  $  1,779,125
    1,235,000   AAA       Series H, AMBAC-Insured,
                             6.300% due 11/1/15                           1,330,712
      600,000   AA+       Series K, 5.800% due 11/1/10                      645,000
-----------------------------------------------------------------------------------
                                                                         16,301,661
-----------------------------------------------------------------------------------
Virgin Islands -- 0.2%
    1,000,000   BBB     Virgin Islands Public Finance Authority
                          Revenue, Senior Lien, Series A,
                          5.500% due 10/1/22                              1,013,750
-----------------------------------------------------------------------------------
Washington -- 7.2%
                        Chelan County, WA GO, Public Utilities,
                          District No. 1, Columbus River Rock:
                             MBIA-Insured, Series A:
   20,685,000   AAA            Zero coupon due 6/1/21                     6,257,213
   22,685,000   AAA            Zero coupon due 6/1/22                     6,521,938
    4,750,000   AA           Series B, Remarketed 7/1/92, Mandatory
                               put 7/1/19, 6.750% due 7/1/62(a)(b)        5,052,812
   10,550,000   AA-     Washington State Health Care Facilities,
                          Authority Revenue, Sisters of Providence
                          Hospital, 7.875% due 10/1/10(b)                11,248,937
    2,000,000   AAA     Washington State Public Power Supply System,
                          Project Number 2, Series A, FSA-Insured,
                          5.125% due 7/1/11                               2,040,000
-----------------------------------------------------------------------------------
                                                                         31,120,900
-----------------------------------------------------------------------------------
West Virginia -- 1.2%
                        Marion County, WV Community Solid
                          Waste Disposal Facilities Revenue,
                          Adirondack Recycling:
    4,525,174   NR           Series A, 8.000% due 12/1/25                 4,525,174
      632,431   NR           Series B, 10.000% due 12/1/25                  632,431
-----------------------------------------------------------------------------------
                                                                          5,157,605
-----------------------------------------------------------------------------------
Wisconsin -- 2.0%
    4,070,000   AA      Wisconsin State GO, Series B, 6.600%
                          due 1/1/22(a)                                   4,375,250

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Schedule of Investments
                            May 31, 1998 (continued)
================================================================================

    Face
   Amount       Ratings                     Security                       Value
===================================================================================
Wisconsin -- 2.0% (continued)
                        Wisconsin State Health & Educational
                          Facilities Authority Revenue, MBIA-Insured:
$   3,000,000   AAA          Aurora Health Care Inc.,
                               5.250% due 8/15/17                      $  3,041,250
    1,000,000   AAA          The Medical College of Wisconsin Inc.
                               Project, 5.400% due 12/1/16                1,025,000
-----------------------------------------------------------------------------------
                                                                          8,441,500
-----------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (COST -- $415,044,410**)                       $429,560,033
                                                                       ============
-----------------------------------------------------------------------------------

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b)  Security segregated by Custodian for open purchase commitments.

(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Security partially segregated by Custodian for futures contracts commitments.

(e)  Security is in default.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 14 and 15 for definition of ratings and certain security descriptions.

================================================================================
                   Summary of Investments by Combined Ratings
                                  May 31, 1998
================================================================================

================================================================================
                                                               Percentage of
     Moody's       and/or         Standard & Poor's          Total Investments
================================================================================
       Aaa                                AAA                        54.1%
       Aa                                 AA                         17.2
        A                                  A                          7.0
       Baa                                BBB                         6.4
       NR                                 NR                         15.3
                                                                    -----
                                                                    100.0%
                                                                    =====
================================================================================

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                                  Bond Ratings
                                   (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.


------------------------------------[LOGO]--------------------------------------

================================================================================
                           Short-Term Security Ratings
                                   (unaudited)
================================================================================

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1-- Moody's highest rating for issues having a demand feature -- VRDO.

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


================================================================================
                              Security Descriptions
                                   (unaudited)
================================================================================

ABAG    --  Association of Bay Area Governments
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CDA     --  Community Development
            Administration
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility
            Construction Loan Insurance
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed To Maturity
FAIRS   --  Floating Adjustable Interest Rate Securities
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Federal Savings Association
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage
            Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HDA     --  Housing Development Authority
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
ISD     --  Independent School District
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PSFG    --  Permanent School Fund Guaranty
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
TAN     --  Tax Anticipation Notes
TECP    --  Tax Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation
             Notes
SYCC    --  Structured Yield Curve Certificate
VAN     --  Veterans Administration
VRDD    --  Variable Rate Daily Demand
VRWE    --  Variable Rate Wednesday Demand

------------------------------------[LOGO]--------------------------------------

===============================================================================
                       Statement of Assets and Liabilities
===============================================================================

                                                                   May 31, 1998
===============================================================================
ASSETS:
   Investments, at value (Cost-- $415,044,410)                     $429,560,033
   Interest receivable                                                6,390,940
-------------------------------------------------------------------------------
   Total Assets                                                     435,950,973
-------------------------------------------------------------------------------
LIABILiTIES:
   Payable for securities purchased                                   5,905,016
   Dividends payable                                                    783,996
   Payable to bank                                                      720,121
   Investment advisory fees payable                                     243,774
   Administration fees payable                                           70,586
   Accrued expenses                                                      75,853
-------------------------------------------------------------------------------
   Total Liabilities                                                  7,799,346
-------------------------------------------------------------------------------
Total Net Assets                                                   $428,151,627
===============================================================================

NET ASSETS:
   Par value of capital shares                                     $     34,607
   Capital paid in excess of par value                              413,576,918
   Overdistributed net investment income                               (800,035)
   Accumulated net realized gain from
     security transactions and futures contracts                        824,514
   Net unrealized appreciation of investments                        14,515,623
-------------------------------------------------------------------------------
TOTAL NEt ASSETS
   (Equivalent to $12.37 per share on 34,606,953 shares of $0.001
     par value outstanding: 500,000,000 shares authorized)         $428,151,627
===============================================================================

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                             Statement of Operations
================================================================================

                                                                      Year
                                                                      Ended
                                                                     5/31/98
===============================================================================
INVESTMENT INCOME:
   Interest                                                        $ 22,738,512
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                  2,969,275
   Administration fees (Note 3)                                         848,364
   Shareholder communications                                           218,605
   Audit and legal                                                       55,614
   Directors' fees                                                       41,873
   Registration fees                                                     32,174
   Shareholder and system servicing fees                                 20,039
   Custody                                                               19,043
   Pricing service fees                                                  14,284
   Other                                                                 10,270
-------------------------------------------------------------------------------
   Total Expenses                                                     4,229,541
-------------------------------------------------------------------------------
Net Investment Income                                                18,508,971
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACtS (NOTES 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          7,600,057
     Futures contracts                                                  (53,000)
-------------------------------------------------------------------------------
   Net Realized Gain                                                  7,547,057
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of year                                               (6,878,902)
     End of year                                                     14,515,623
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           21,394,525
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        28,941,582
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 47,450,553
===============================================================================


                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                       Statements of Changes in Net Assets
================================================================================

                                                  Year Ended         Year Ended
                                                    5/31/98           5/31/97
===============================================================================
OPERATIONS:
   Net investment income                         $ 18,508,971      $ 23,131,200
   Net realized gain                                7,547,057         8,491,422
   Increase (decrease) in net
     unrealized appreciation                       21,394,525        (5,938,398)
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations          47,450,553        25,684,224
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NoTE 2):
   Net investment income                          (20,844,655)      (22,772,196)
   Net realized gains                             (10,411,885)      (10,177,035)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                (31,256,540)      (32,949,231)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued
     for reinvestment of dividends                    671,821           626,322
-------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                          671,821           626,322
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  16,865,834        (6,638,685)
NET ASSETS:
   Beginning of year                              411,285,793       417,924,478
-------------------------------------------------------------------------------
   End of year*                                  $428,151,627      $411,285,793
===============================================================================
* Includes undistributed (overdistributed) net
    investment income of:                        $   (800,035)     $  1,535,649
===============================================================================

                                                           See Notes to
                                                           Financial Statements.

------------------------------------[LOGO]--------------------------------------

================================================================================
                          Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

------------------------------------[LOGO]--------------------------------------

================================================================================
                          Notes to Financial Statements
                                   (continued)
================================================================================

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the year ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $376,023,101
--------------------------------------------------------------------------------
Sales                                                              390,066,877
================================================================================

     At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 27,665,623
Gross unrealized depreciation                                       (13,150,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $14,515,623
================================================================================


     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed,

------------------------------------[LOGO]--------------------------------------

================================================================================
                          Notes to Financial Statements
                                   (continued)
================================================================================

the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At May 31, 1998, the Fund had no open futures contracts.

     6. Capital Shares

     During the year ended May 31, 1998, capital stock transactions were as follows:

                                          1998                    1997
                                   -------------------    --------------------
                                   Shares      Amount     Shares      Amount
================================================================================
Shares issued on reinvestment      54,539     $671,821    53,994     $626,322
================================================================================


     7. Securities Traded on a When-Issued Basis

     In a when issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At May 31, 1998, the Fund held three when-issued securities with a total cost of $5,905,017.

------------------------------------[LOGO]--------------------------------------

================================================================================
                              Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year:

                                         1998        1997       1996        1995        1994
==============================================================================================
Net Asset Value, Beginning of Year     $ 11.90     $ 12.11     $ 12.55     $ 12.26     $ 13.00
----------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.54        0.67        0.67        0.72        0.67
   Net realized and
     unrealized gain (loss)               0.83        0.08       (0.35)       0.49       (0.23)
----------------------------------------------------------------------------------------------
Total Income
   From Operations                        1.37        0.75        0.32        1.21        0.44
----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.61)      (0.66)      (0.75)      (0.67)      (0.67)
   Net realized gains                    (0.29)      (0.30)      (0.01)      (0.25)      (0.51)
----------------------------------------------------------------------------------------------
Total Distributions                      (0.90)      (0.96)      (0.76)      (0.92)      (1.18)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 12.37     $ 11.90     $ 12.11     $ 12.55     $ 12.26
----------------------------------------------------------------------------------------------
Total Return, Based on Market Value*      2.08%       7.89%       8.26%       8.40%       2.98%
----------------------------------------------------------------------------------------------
Total Return, Based on
   Net Asset Value*                      12.14%       6.59%       2.79%      10.96%       3.45%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $   428     $   411     $   418     $   433     $   423
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               0.99%       1.00%       1.00%       1.02%       1.00%
   Net investment income                  4.35        5.56        5.35        5.97        5.15
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     87%        113%         45%         93%         72%
----------------------------------------------------------------------------------------------
Market Value, End of Year              $11.000     $11.625     $11.690     $11.500     $11.500
==============================================================================================

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


------------------------------------[LOGO]--------------------------------------

================================================================================
                          Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Managed Municipals Portfolio Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. as of May 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 1995 were audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Municipals Portfolio Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
July 15, 1998


------------------------------------[LOGO]--------------------------------------

================================================================================
                         Quarterly Results of Operations
                                   (unaudited)
================================================================================

                                                                             Net Realized and                 Net Increase
                                                                                Unrealized                    (Decrease) in
                        Investment              Net Investment                Gain (Loss) on                 Net Assets From
                          Income                    Income                     Investments                     Operations
                -------------------------------------------------------------------------------------------------------------------
                                  Per                       Per                             Per                            Per
Quarter Ended       Total        Share       Total         Share          Total            Share           Total          Share
===================================================================================================================================
August 31,
  1995          $6,836,154       $0.20    $5,726,578       $0.17      $ (4,006,671)       $(0.12)      $  1,719,907       $ 0.05
November 30,
  1995           6,832,879        0.20     5,725,758        0.17         9,842,182          0.29         15,567,940         0.45
February 29,
  1996           6,815,655        0.19     5,690,615        0.16          (268,190)        (0.01)         5,422,425         0.16
May 31,
  1996           6,848,128        0.20     5,871,300        0.17       (17,496,145)        (0.51)       (11,624,845)       (0.34)
August 31,
  1996           7,112,514        0.21     6,061,372        0.18        (2,945,507)        (0.09)         3,115,865         0.09
November 30,
  1996           6,873,415        0.20     5,826,055        0.17        17,188,697          0.50         23,014,752         0.67
February 28,
  1997           6,706,752        0.19     5,680,888        0.16        (9,381,274)        (0.27)        (3,700,386)       (0.11)
May 31,
  1997           6,582,277        0.19     5,562,885        0.16        (2,308,892)        (0.06)         3,253,993         0.10
August 31,
  1997           5,809,421        0.17     4,751,757        0.14        11,642,588          0.34         16,394,345         0.48
November 30,
  1997           5,571,655        0.16     4,540,883        0.13         9,907,664          0.29         14,448,547         0.42
February 28,
  1998           5,677,656        0.16     4,609,822        0.13         7,399,266          0.21         12,009,088         0.34
May 31,
  1998           5,679,780        0.16     4,606,509        0.13            (7,936)        (0.00)         4,598,573         0.13
====================================================================================================================================


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                                      24

================================================================================
                                 Financial Data
                                   (unaudited)
================================================================================


For a share of capital stock outstanding throughout each period:

                                 NYSE           Net                      Dividend
  Record       Payable          Closing        Asset       Dividend    Reinvestment
   Date          Date           Price+        Value+         Paid          Price
====================================================================================
  6/23/95       6/30/95        $11.625        $12.49        $0.064        $11.86
  7/26/95       7/31/95         11.750         12.33         0.064         11.84
  8/22/95       8/25/95         11.750         12.20         0.064         11.90
  9/26/95       9/29/95         11.750         12.38         0.064         11.87
 10/24/95      10/27/95         11.750         12.46         0.064         11.92
 11/20/95      11/24/95         11.875         12.59         0.064         11.99
 12/26/95      12/29/95         12.125         12.69         0.064         12.30
  1/23/96       1/26/96         12.500         12.66         0.064         12.51
  2/20/96       2/23/96         12.250         12.68         0.064         12.14
  3/26/96       3/29/96         11.750         12.43         0.060         11.61
  4/23/96       4/26/96         11.250         12.24         0.060         11.53
  5/28/96       5/31/96         11.813         12.25         0.060         11.65
  6/25/96       6/28/96         11.500         12.05         0.060         11.49
  7/23/96       7/26/96         11.875         12.05         0.060         11.87
  8/27/96       8/30/96         11.688         12.12         0.060         11.72
  9/24/96       9/27/96         11.625         12.13         0.060         11.64
 10/22/96      10/25/96         11.625         12.23         0.060         11.57
 11/25/96      11/29/96         11.500         12.44         0.060         11.57
 12/23/96*     12/27/96         11.375         12.12         0.295         11.73
  1/28/97       1/31/97         11.625         11.88         0.060         11.75
  2/25/97       2/28/97         11.750         12.07         0.060         11.78
  3/24/97       3/27/97         11.500         11.73         0.060         11.53
  4/22/97       4/25/97         11.563         11.60         0.060         11.57
  5/27/97       5/30/97         11.375         11.82         0.060         11.68
  6/24/97       6/27/97         11.750         12.06         0.060         11.98
  7/22/97       7/25/97         12.000         12.43         0.060         12.08
  8/26/97       8/29/97         11.750         12.17         0.060         11.83
  9/23/97       9/26/97         11.750         12.30         0.056         11.91
 10/28/97      10/31/97         11.375         12.33         0.056         11.60
 11/24/97      11/28/97         11.563         12.41         0.056         11.64
 12/22/97*     12/26/97         11.625         12.39         0.294         12.24
  1/27/98       1/30/98         11.938         12.41         0.056         12.04
  2/24/98       2/27/98         11.938         12.39         0.056         11.60
  3/24/98       3/27/98         11.125         12.36         0.050         11.34
  4/21/98       4/24/98         11.1875        12.23         0.050         11.10
  5/26/98       5/29/98         10.875         12.34         0.050         11.15
====================================================================================

+    As of record date.

*    Capital gain distribution.


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                                      25

================================================================================
                           Dividend Reinvestment Plan
                                   (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of net asset value most recently determined as described below under "Net Asset Value" or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participant accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or
(b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.


------------------------------------[LOGO]--------------------------------------

================================================================================
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
================================================================================

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

                          ----------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.



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                                      27

================================================================================
                                 Tax Information
                                   (unaudited)
================================================================================

     For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1998:

     o 99.81% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o Total long-term capital gain distributions paid of $4,645,941. $3,054,118 are considered "28 percent rate gains".
               $1,591,823 are considered "20 percent rate gains".



------------------------------------[LOGO]--------------------------------------

                               Managed Municipals
                                 Portfolio Inc.


Directors                            Investment Adviser and Administrator
Allan J. Bloostein                   Mutual Management Corp.
Martin Brody                         388 Greenwich Street
Dwight B. Crane                      New York, New York 10013
Robert A. Frankel
William R. Hutchinson                Transfer Agent
Heath B. McLendon, Chairman          First Data Investor Services
                                      Group, Inc.
Charles F. Barber, Emeritus          P.O. Box 8030
                                     Boston, Massachusetts 02266
Officers
Heath B. McLendon                    Custodian
President and                        PNC Bank, N.A.
Chief Executive Officer              17th & Chestnut Streets
                                     Philadelphia, Pennsylvania 19103
Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary